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                                                                   EXHIBIT 10.12

                               FIRST AMENDMENT TO
                             PARTNERSHIP AGREEMENT
                             ---------------------

        FIRST AMENDMENT, dated as of April 30, 1993 (the "Amendment"), to the Amended and Restated Agreement of Limited Partnership of Cogen Technologies Linden Venture, L.P. (the "Partnership"), dated as of September 15, 1992 (the "Partnership Agreement"), between Cogen Technologies Linden, Ltd., a Texas limited partnership (the "General partner"), and State Street Bank and Trust Company of Connecticut, National Association (not in its individual capacity but solely as trustee) (the "Limited Partner").


                             W I T N E S S E T H :

        WHEREAS, the General Partner and the Limited Partner desire to enter into certain amendments to the Partnership Agreement;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. Defined Terms. Unless otherwise defined herein, terms defined in the Partnership.Agreement shall have such defined meanings when used herein.

        2. Amendment to Section 1.1 of the Partnership Agreement (Certain Defined Terms). Section 1.1 of the Partnership Agreement is hereby amended as follows:

          (a) by deleting the definition of "Flip Date" in its entirety and substituting, in lieu thereof, the following new definition:

              "'Flip Date' shall mean the earlier of (i) the last day of the Quarterly Period during which the Preferred Limited Partner has received an aggregate amount of Limited Partner Benefits with respect to the Preferred Limited Partnership Interest equal to the Preferred Limited Partner's Return of and on Equity and (ii) the date on which the equity distribution set forth under the heading "Total Monthly Distribution Percentage" opposite the number 270 under the heading "Distribution Number" on Schedule 7 is made to the Limited Partner in accordance with the terms hereof."
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        (b) by deleting the words "quarter" and "quarterly" each time that they appear in the definition of "Arrears Account" and inserting, in lieu thereof, the words "month" and "monthly", respectively.

        (c) by inserting the following new definition in alphabetical order:

        "'Transfer Date' shall mean any Business Day selected by the Managing General Partner between the first day and the fifth day of each calendar month.

     3. Amendments to Section 4.3 of the Partnership Agreement (Distributions After the Second Capital Contribution Date and Prior to the Flip Date). Section
4.3 of the Partnership Agreement is hereby amended as follows:

        (a) by deleting the words "Distributable Cash for each month after the Second Capital Contribution Date and prior to the Flip Date shall be distributed within 15 days after the end of such month as follows:" appearing at the beginning of Section 4.3 and inserting, in lieu thereof, the words "Distributable Cash after the Second Capital Contribution Date and on and prior to the Flip Date shall be distributed on each Transfer Date as follows:"

        (b) by deleting the words "an aggregate amount in such month equal to the amount calculated with respect to such month in Schedules 5 and 7 hereto" in paragraph (a) thereof and substituting, in lieu thereof, the words "an aggregate amount on such Transfer Date equal to the amount calculated with respect to such Transfer Date in Schedules 5 and 7 hereto."

        (c) by deleting the words "an aggregate amount in such month equal to 200% of the amount calculated with respect to such month in Schedules 5 and 7 hereto" in paragraph (b) thereof, and substituting, in lieu thereof, the words "an aggregate amount on such Transfer Date equal to 200% of the amount calculated with respect to such Transfer Date in Schedules 5 and 7 hereto".

     4. Amendment to Section 4.4 of the Partnership Agreement (Distributions Subsequent to the Flip Date). Section 4.4 of the Partnership Agreement is amended by adding the words "received after the equity distribution set forth under the heading 'Totally Monthly Distribution Percentage' opposite the number 270 under heading 'Distribution Number' on Schedule 7 is made to the Limited Partner in accordance with the terms hereof" after the words "Distributable Cash" appearing in such section.
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     5.  Amendment to Section 10.5 of the Partnership Agreement (Voluntary
Withdrawal by Limited Partner). Section 10.5(c) of the Partnership Agreement is hereby amended by substituting the word "seven" for the word "six" in clause
(ii) of the second sentence thereof.

     6.  Amendment to Section 14.2(g)(iv) of the Partnership Agreement
(Certain Remedies Following Special Event). Section 14.2(g)(iv) of the Partnership Agreement is hereby amended by substituting the word "seven" for the word "six" in clause (y) of the second sentence thereof.

     7. Amendments to Schedules. The Schedules to the Partnership Agreement are hereby amended as follows:

     (a) by deleting Schedule 5 in its entirety and inserting, in lieu thereof, a new Schedule 5 attached hereto as Exhibit A;

     (b) by deleting Schedule 7 in its entirety and inserting, in lieu thereof, a new Schedule 7 attached hereto as Exhibit B; and

     (c) by deleting the words "22-1/2 year" from paragraph 3 of Section A of
Schedule 9 and substituting, in lieu thereof, the words "22 year and 7 month".

     8. Full Force and Effect. Except as expressly amended and modified by this Amendment, the Partnership Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

     9. No Other Amendments. This Amendment shall be effective solely to the extent set forth herein, and is not and shall not be construed (i) to be an amendment of any other term or condition of the Partnership Agreement or (ii) to prejudice any other right or rights which the Limited Partner or the General Partner may now have or may have in the future under or in connection with the Partnership Agreement.

     10. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, all of which counterparts, taken together, shall be deemed to constitute one and the same instrument.

     11. Conditions Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Limited Partner of (i) counterparts of this Amendment duly executed by the General Partner and the Limited Partner, (ii) counterparts of the First Amendment dated the date hereof to the General Partner Credit Agreement, together with a copy of Endorsement No. 1 to the Working Capital Note referred to therein, in each case executed by the Lender and the General
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Partner and (iii) counterparts of the First Amendment to the Security Deposit
Agreement dated the date hereof, executed by Partnership, the Limited Partner, the General Partner, the Lender, the Escrow Agent and the Security Agent.

          12. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                           COGEN TECHNOLOGIES LINDEN, LTD., as General Partner


                           By:  Cogen Technologies, Inc.,
                                  its general partner


                           By: /s/ LAWRENCE THOMAS
                               ------------------------------------------
                               Title: Lawrence Thomas
                                      Vice President

                           STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION (not in its individual capacity, but solely as trustee), as the Preferred Limited Partner and the Common Limited Partner


                           By:
                              ---------------------------------------------
                              Title:
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                           COGEN TECHNOLOGIES LINDEN, LTD., as General Partner

                           By: Cogen Technologies, Inc., its general partner


                           By:
                               -------------------------------------------
                               Title:

                           STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION (not in its individual capacity, but solely as trustee), as the Preferred Limited Partner and the Common Limited Partner

                           By:
                               --------------------------------------------
                               Title: Assistant Vice President